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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): November 12, 1998
                                                         -----------------


                         PROVIDENT AMERICAN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Pennsylvania                    0-13591                    23-2214195
 ---------------------------    -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                       Identification No.)





                2500 DeKalb Pike, Norristown, Pennsylvania 19404
                ------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
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EXPLANATORY NOTE

                  On December 23, 1998, Provident American Corporation ("Provident" or the "Company") filed a Current Report on Form 8-K to supplement and update the information contained in the periodic reports filed during 1998 and to disclose additional information or transactions occurring subsequent to September 30, 1998. Such information relates primarily to the operations of its majority owned subsidiary, HealthAxis.com Inc., formerly known as Insurion Inc. ("HealthAxis"), as well as certain financing transactions engaged in by the Company in order to fund the continuing operations of HealthAxis. The purpose of this Form 8-K/A is to file Exhibits 10.2, 10.3 and 10.4, which were omitted from the initial Form 8-K and for which a confidential treatment request has been filed with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements.

                  None

         (b)      Exhibits.


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                  The following exhibits are filed herewith:


S-K Item
Number            Description
------            -----------

10.1* Share Purchase Agreement dated November 13, 1998 between Provident American Corporation, Lynx Private Equity Partners I, LLC, James Burke, Craig Gitlitz and Interhotel Company Ltd.

10.2 First Amendment to the Amended and Restated Interactive Marketing Agreement between America Online, Inc., Provident Health, Inc. and HealthAxis.com Inc. (This document has been redacted to remove certain portions for which confidential treatment has been requested by the Company pursuant to Rule 24b-2).

10.3              Promotion Agreement dated June 27, 1998 between Insurion, Inc.
                  and CNET, Inc. (This document has been redacted to remove certain portions for which confidential treatment has been requested by the Company pursuant to Rule 24b-2) and the First Amendment thereto dated November 13, 1998.

10.4 Amended and Restated Agreement dated November 13, 1998 between LYCOS, Inc. and Insurion, Inc. (This document has been redacted to remove certain portions for which confidential treatment has been requested by the Company pursuant to Rule 24b-2).

10.5* Agreement dated September 15, 1998 between PILIC and HealthAxis related to the Series A Convertible Preferred Shares.

10.6* Certificate of Designation related to the Series A Convertible Preferred Stock of HealthAxis.com Inc.

10.7* Certificate of Designation related to the Series B Convertible Preferred Stock of HealthAxis.com Inc.


* Previously filed in Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 1998.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         PROVIDENT AMERICAN CORPORATION


Date:        1/18/99                        By: /s/ Alvin H. Clemens
     ----------------------                     -------------------------------
                                                Alvin H. Clemens
                                                Chairman of the Board and
                                                Chief Executive Officer




Date:        1/12/99                        By: /s/ Francis L. Gillan
     -----------------------                    -------------------------------
                                                Francis L. Gillan III
                                                Chief Accounting Officer and
                                                Treasurer